Centex Home Equity Loan Trust, Series 2001-A                         Banc of America Securities, LLC
                                            Tieout Packet - Pricing Assumptions (3/08/01)
Collateral Assumptions
                                                          Original      Original
                                                         Amortization   Term to
Group        Loan Type      Start Balance   Note Rate      on Term      Maturity    Age       Index
 1            Fixed         14,219,664.12     11.922         112          112        1         None
 1            Fixed         42,076,758.56     11.681         180          180        1         None
 1            Fixed         34,629,663.73     11.246         240          240        1         None
 1            Fixed          3,655,627.14     10.653         299          299        1         None
 1            Fixed        280,978,987.92     11.135         360          360        1         None
 1       Fixed/Balloon     50,739,298.53     10.866         360           180        1         None
 2             ARM             815,315.57     10.329         360          360        4      6 mo. LIBOR
 2             ARM           6,024,756.87     10.534         360          360        2      6 mo. LIBOR
 2             ARM          14,147,376.24     10.545         360          360        1      6 mo. LIBOR
 2             ARM          13,248,809.30     10.397         360          360        0      6 mo. LIBOR
 2             ARM             734,483.31     10.585         346          346        2      6 mo. LIBOR
 2             ARM           5,398,731.12     10.335         360          360        1      6 mo. LIBOR
 2             ARM           8,330,527.59     10.104         344          344        0      6 mo. LIBOR

Centex Home Equity Loan Trust, Series 2001-A                         Banc of America Securities, LLC
                                            Tieout Packet - Pricing Assumptions (3/08/01)
Collateral Assumptions
                              Payment
                    Term to    Change       Rate Change   First Period    Period Rate
Group     Margin      Roll     Frequency     Frequency       Rate Cap         Cap           Life Cap
 1
 1
 1
 1
 1
 1
 2        5.220       20          6              6            2.199           1.000          17.329
 2        5.160       22          6              6            1.972           1.000          17.526
 2        5.144       23          6              6            2.003           1.003          17.524
 2        5.373       24          6              6            2.022           1.000          17.389
 2        5.860        4          6              6            1.000           1.000          17.480
 2        5.644        5          6              6            1.000           1.137          17.219
 2        5.615        6          6              6            1.000           1.000          17.003

Bond Assumptions
Bond          Face Amount     Assumed Coupon    Weighted         Interest    Index
                                                 Average Life      Type       Type      Description
 A1           133,000,000        5.64               0.91          Fixed                      Seq
 A2            59,000,000        5.61               2.03          Fixed                      Seq
 A3            70,000,000        5.93               3.04          Fixed                      Seq
 A4            80,000,000        6.47               5.05          Fixed                      Seq
 A5            41,300,000        6.80               6.11          Fixed                      Seq
 A6            43,000,000        6.25               5.57          Fixed                   Seq / NAS
 A7            48,700,000      1mL + 24             2.47          Float    1 mo. LIBOR    Pass-thru

Bond Assumptions
Bond                     Rating            Calendar      Actual    First Accrual
                 S&P / Moody's / Fitch       Type        Delay         Date
 A1                 AAA / Aaa / AAA         30/360         24        03/01/01
 A2                 AAA / Aaa / AAA         30/360         24        03/01/01
 A3                 AAA / Aaa / AAA         30/360         24        03/01/01
 A4                 AAA / Aaa / AAA         30/360         24        03/01/01
 A5                 AAA / Aaa / AAA         30/360         24        03/01/01
 A6                 AAA / Aaa / AAA         30/360         24        03/01/01
 A7                 AAA / Aaa / AAA         Act/360        0         03/15/01

Other Assumptions

Cutoff Date:	03/01/01
Expected settlement	date: 03/15/01

First Payment Date:	04/25/01

Fees:	Assumed servicing and trustee fees of 50.5 basis points per annum Surety fees are 16 basis points per annum

Indices:	1 month LIBOR: 5.23375% 6 month LIBOR: 4.93%

Pricing Prepayment Speeds:	Group 1 loans are amortized at 115% PPC, where 100% PPC assumes 4% CPR ramping up to 20% CPR over 12 months Group 2 loans are amortized at 28% CPR flat

Overcollateralization:	Group:1: Zero initial OC building to 2.75% of original Group 1 pool balance
Group 2: Zero initial OC building to 4.95% of original Group 2 pool balance
Both pools are subject to a floor of .75% of the respective pool's original balance
OC will stepdown immediately after the stepdown date (there is no lag in the stepdown mechanism as in 2000-D)
Both pools are fully cross-collateralized

Auction Call:	The bonds are callable after the aggregate pool balance declines below 20% of the cutoff date pool balance
If the bonds are not called, all excess cash is used to turbo the bonds until retired, starting in the 3rd month after the call date
All bonds will be priced to call

Coupon Setup:	The Class A-5 coupon will increase by .50% in the month after the pool balance declines below the call percentage
The Class A-7 margin will double in the month after the pool balance declines below the call percentage

Spread Carveout:The ARM available funds cap will be reduced by 50bps starting in the 13th month